Exhibit 99.1

STRICTLY CONFIDENTIAL HIGHLY CONFIDENTIAL & PROPRIETARY TransMontaigne Lender Presentation October 2024 Public 1

STRICTLY CONFIDENTIAL 2 Special Notice regarding Material Non-Public Information THE COMPANY AND SPONSOR HAVE REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES THAT MAY BE MATERIAL. THE COMPANY, THE SPONSOR, AND THE ARRANGERS DO NOT TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY, THE SPONSOR AND THE FACILITIES. Special Notice Regarding Material Non-Public Information

STRICTLY CONFIDENTIAL 3 Notice to and Undertaking by Recipients This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of TransMontaigne Operating Company L.P. (the "Company") and ArcLight Capital Partners (the “Sponsor”), and is being furnished by Barclays Bank PLC and other arrangers (collectively, the “Arrangers”) to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facilities described in the Lender Presentation (the "Facilities"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE TO AND UNDERTAKING BY RECIPIENTS (THIS “NOTICE AND UNDERTAKING”) AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGERS IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF AND, IF APPLICABLE, IMMEDIATELY TERMINATE ACCESS TO THE RELATED SYNDTRAK SITE. I. Confidentiality As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company, the Sponsor or the Facilities furnished or communicated to the Recipient by or on behalf of the Company or Sponsor in connection with the Facilities (whether prepared or communicated by the Arrangers, the Company, or the Sponsor, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company and Sponsor considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material and Internal Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company, the Sponsor and the Arrangers give their prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material and Internal Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arrangers, the Company and the Sponsor as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. The Recipient shall have no obligation hereunder with respect to any Evaluation Material or Internal Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient or its Representatives in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company, the Sponsor, the Arrangers or their respective agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, the Sponsor, the Arrangers or any other party with respect to such information. Disclaimer

STRICTLY CONFIDENTIAL 4 In the event that the Recipient of the Evaluation Material decides not to participate in the transactions described herein, upon request of the Arrangers, the Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arrangers or represent in writing to the Arrangers that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures, and treat any Internal Evaluation Material as confidential in accordance with its internal policies and procedures. II. Information The Recipient acknowledges and agrees that (i) the Arrangers received the Evaluation Material from third party sources (including the Company and Sponsor) and it is provided to the Recipient for informational purposes, (ii) the Arrangers and their respective affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arrangers or any of their respective affiliates, (iv) neither the Arrangers nor any of their respective affiliates have made any independent verification as to the accuracy or completeness of the Evaluation Material, (v) the Arrangers and their respective affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information and (vi) none of the Arrangers or their respective affiliates shall have any liability with respect to the unauthorized use or misuse of the Lender Presentation or any related marketing material by any Recipient. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company, the Sponsor and the Facilities and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. The Recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facilities or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility sets forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arrangers or any of their respective affiliates that any Recipient enter into the Facilities. The Recipient acknowledges that each Arranger’s activities in connection with the Facilities are undertaken by such Arranger as a principal on an arms-length basis and no Arranger has any fiduciary, advisory or similar responsibilities in favor of the Recipient in connection with the Facilities or the process related thereto. The Evaluation Material may include certain forward-looking statements and projections provided by the Company or Sponsor. Any such statements and projections reflect various estimates and assumptions by the Company or Sponsor concerning anticipated results. No representations or warranties are made by the Company, the Sponsor, the Arrangers or any of their respective affiliates as to the accuracy of any such statements or projections. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company or the Sponsor. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. III. General It is understood that unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. Disclaimer

STRICTLY CONFIDENTIAL Disclaimer 5 The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company, the Sponsor and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material and Internal Evaluation Material on the date falling one year after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

STRICTLY CONFIDENTIAL

Executive Summary

Executive Summary

- **TransMontaigne ("TLP") is a leading pure-play downstream terminal infrastructure platform, which has averaged 93% tank utilization since 2008 and 92% tank utilization over the past 5 years, generating ~$221 million in LTM Q2 2024 Consolidated EBITDA[(1),(2),(3)] with meaningful geographic diversity and over 50 creditworthy counterparties including energy majors, retailers and commodity firms.**
  - Over the last two years, the base business has continued to thrive, realizing a ~3% EBITDA CAGR. Management continues to execute attractive fully contracted organic growth projects, completing ~$56 million of growth capex over the last two years for an incremental $17 million in EBITDA (~3.3x capex/EBITDA multiple).
  - TLP LTM EBITDA has grown from $144 million in Q1 2019 (Take Private completed) to $221 million as of Q2 2024[(1),(2)].
- **On August 13, 2024, TransMontaigne reported Q2 2024 financials.**
  - Total operating revenue[(4)] was ~$85 million for the quarter, up ~$6 million (or ~8%) from the same period in 2023.
  - Consolidated EBITDA was ~$53 million for the quarter, up ~$4 million (or ~8%) from the same period in 2023.
- **TLP continues to follow its plans to deleverage.**
  - LTM Consolidated Total Leverage has come down a turn to 7.3x from 8.3x since the March 2024 Incremental TLB transaction.
  - TransMontaigne will continue looking to opportunistically refinance / extend both TLP Partners Unsecured Notes due 2026 (the "Notes") and TLP Finance Term Loan due 2025 (the "Holdco TL") in the next 6 months.
- **Amendment Summary: TLP is seeking to reprice its existing ~$1,122 million Senior Secured Term Loan B[(5)] (the "Repricing").**
  - Upon effectiveness of the Repricing, the 101% soft call premium will be reinstated for six months

Amendment Summary

Term	Existing	Proposed
Spread	S + 350 bps	S + 300-325 bps
Floor	0.50%	0.50%
CSA	ARRC	None
OID	–	Par

1. *Reflects the calculation of Consolidated EBITDA in accordance with the definition in the Credit Agreement.*
2. *LTM EBITDA as of June 2024.*
3. *Includes pro forma amounts for completed growth projects.*
4. *Net of cost of product sales*
5. *Reflects TLB balance as of October 10, 2024.*

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STRICTLY CONFIDENTIAL xLTM ($ in millions) 6/30/2024A EBITDA Cash and Cash Equivalents $12 Revolving Credit Facility 14 Term Loan B $1,122 TLP TransMontaigne Operating Debt $1,136 5.1x Net TransMontaigne Operating Debt $1,124 5.1x 6.125% Unsecured Notes due 2026 $300 Total TransMontaigne Partners Debt $1,436 6.5x Net TransMontaigne Partners Debt $1,424 6.5x HoldCo Term Loan $172 Total Consolidated Debt $1,608 7.3x Net Consolidated Debt $1,596 7.2x Operating Metrics Current LTM EBITDA $221 Current Capitalization 1. Reflects TLB balance as of October 10, 2024. 2. Reflects latest HoldCo TL balance from management prior to launch of the repricing. • TransMontaigne Operating Company L.P. intends to reprice its existing ~$1,122 million Senior Secured Term Loan B (the “Repricing”)(1) • Upon effectiveness of the Repricing, the 101% soft call premium will be reinstated for six months Summary (1) 7 (2)

STRICTLY CONFIDENTIAL Timeline 8 October 2024 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Date Key Event October 16th Global Lender Call October 18th Commitments Due (5:00pm ET) Holiday Key Transaction Date

STRICTLY CONFIDENTIAL

Organizational Structure


ARCLIGHT
ArcLight Energy Partners Fund VI L.P. and Affiliates
$172mm HoldCoTLB[1]
TLP Finance Holdings, L.L.C. ("TLP Finance" or "HoldCo")
$300mm Senior Notes
TransMontaigne Partners L.L.C. (the "Company")
Provides downstream guarantees to the Borrower
~$1,122mm TLB[2] & $150mm RCF commitments
TransMontaigne Operating Company L.P. (the "Borrower")
Operating subsidiaries provide upstream guarantees to the Borrower and the Company
TransMontaigne Operating GP L.L.C.
TLP Operating Finance Corp.
TransMontaigne Terminals L.L.C.
Razorback L.L.C.
TPSI Terminals L.L.C.
TLP Finance Corp.
42.5%
BOSTCO L.L.C.
50%
Frontera Brownsville L.L.C.
TPME L.L.C.
SeaPort Financing L.L.C.[3]
TLP Management Services L.L.C.

Note: Triangles reflect joint venture entities'; unless otherwise noted, reflects 100% ownership. Current outstanding debt figures reflect latest balance from management prior to launch of the repricing.

1. *Reflects latest HoldCo TL balance from management prior to launch of the repricing.*
2. *Reflects TLB balance as of October 10, 2024.*
3. *SeaPort Financing L.L.C. consists of TLP's Tacoma Terminal, 51% ownership of SMP, and 30% ownership of Olympic Pipeline.*

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STRICTLY CONFIDENTIAL

Credit Highlights

TLP is a large, diversified downstream terminal infrastructure platform in North America

1 Mission Critical Infrastructure with Highly Differentiated Scale and Diversification	• Provides essential services in each of its 8 regions; facilitates the distribution of refined products and renewable components to end-users and end-markets. • Similar business model/purpose to traditional utility businesses; most of TLP's terminals are irreplaceable and face little competition due to strategic location and capabilities.
2 Long Term, Take-or-Pay Contracted Revenue with Blue Chip Customers	• Terminal revenue is contracted with 75% anchored by take-or-pay mechanisms; remaining 25% of TLP's revenue is highly ratable, underpinned by consistent demand-pull throughput activity. • Customer base is predominantly comprised of large, credit-worthy customers.
3 Well-Positioned for Leading Role in Energy Transition	• TLP is a leading logistics operator in renewables, including biofuel, renewable diesel, renewable fuel feedstocks and ethanol; these fuels command a higher margin than traditional refined products. • Evolving PADD 5 fuel mix has created a need for substantial re-tooling of existing infrastructure; given real estate and other regulatory constraints, incumbent operators are receiving customers' "first call".
4 Stable and Predictable Financial Performance	• Decades-long history of high free cash flow conversion stemming from low operating costs and controlled overhead and maintenance costs. • Prudent interest rate hedging program, limits rate exposure. TLP's OpCo interest rate exposure is ~75% hedged from 2024-2026, and ~70% hedged from Q3 2026 – 2028.
5 Highly Experienced Team with a Strong ESG Philosophy	• Executive team has been affiliated with TLP for 17 years on average. • 160+ years of combined experience gives TLP access to deep customer / industry relationships. • Established ESG framework drives a strong corporate culture focused on doing business the "right way".
6 Attractive Growth with Conservative Underwriting Practices	• Long track record of executing on organic growth while maintaining a prudent balance sheet. • Proven ability to leverage existing corporate and operational infrastructure for organic growth. • Attractive pipeline of growth projects, underpinned by strong fundamentals and expansion of renewable fuels infrastructure.

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STRICTLY CONFIDENTIAL Business Update 11

STRICTLY CONFIDENTIAL Leverage Bridge 12 In the last 6 months, LTM Consolidated Total Leverage has decreased ~1.0x 2023A PF Consolidated Total Leverage (March 2024 Incremental TLB Transaction)(1) LTM Q2 2024 Consolidated Total Leverage(2),(4) RCF Drawings 1. Per March 2024 Lender Presentation. 2. LTM Consolidated EBITDA as of June 2024. 3. Including $40 million repaid by ArcLight. 4. Reflects latest HoldCo TL balance from management prior to launch of the repricing. (3),(4)

STRICTLY CONFIDENTIAL

Growth Pipeline

TLP Growth Projects (2024 – 2027E)

- TLP has a long history of successfully executing large-scale organic projects on time, and on budget.
- Clear line of sight on multiple captive, organic growth opportunities.
- Executed (contracts signed) for **4** recent projects & **~$19 million of incremental EBITDA** - 3 of the 4 projects have come on-line this year with less than $2 million in remaining CAPEX spend.
- Currently pursuing several growth project opportunities on the West Coast that involve building and converting assets to clean and renewable fuels.

Type	Project	Project Description	Incremental RR EBITDA	CAPEX	Executed	Service
Legacy	**Selma**	• Tank expansion to provide additional storage for the U.S. government	**$2.2MM**	**$16.8MM**	✓	Q1 2024
ESG	**Tacoma**	• Tank conversion to renewable diesel	**$4.0MM**	**$3.5MM**	✓	Q2 2024
ESG	**Martinez**	• Convert 500,000-barrel crude tank to clean products storage • Executed storage contract with investment-grade customer	**$5.3MM**	**$17.5MM**	✓	Q3 2024
Legacy	**Diamondback Pipeline**	• Bring existing unused pipeline to gasoline and diesel service • Executed storage contract with investment-grade customer	**$7.1MM**	**$11.5MM**	✓	Q3 2025E